UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – June 29, 2017

GILLA INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28107	88-0335710
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

475 Fentress Blvd., Unit L, Daytona Beach, Florida 32114
 (Address of principal executive offices)

(416) 843-2881
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01
Other Events.

On June 29, 2017, Gilla Inc. (“Gilla” or the “Company”) issued a press release announcing that the Company has applied to list its shares of common stock on the Canadian Securities Exchange. In connection with the proposed listing, the Company has also filed a non-offering preliminary prospectus, dated June 19, 2017, with the Ontario Securities Commission in order to become a reporting issuer in the Province of Ontario.

A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 30, 2017, the Company issued a press release announcing that it has partnered with Aqueous Vapor, LLC to distribute the Company’s products throughout the partner’s retail locations across Missouri, Kansas, Iowa and Arkansas.

A copy of such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.
Description

99.1
Press Release dated June 29, 2017 from Gilla Inc.

99.2
Press Release dated June 30, 2017 from Gilla Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GILLA INC.

Dated: July 5, 2017	By:	/s/ Graham Simmonds
Name: Graham Simmonds
Title: Chief Executive Officer